SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2006

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-110340	41-1808858
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437

(Address of principal executive offices)                             (Zip code)

Registrant’s telephone number, including area code (952) 857-7000

(Former name or former address, if changed since last report)

Exhibit Index located on Page 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the Home Equity Loan Trust 2006-HSA2, Home Equity Loan-Backed Term Notes, Series 2006-HSA2, are attached hereto, as Exhibit 23.1. The financial statements of FGIC as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

Item 9.01(d).	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit

Number	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

By:/s/ Tim Jacobson
Name: Tim Jacobson
Title: Vice President

Dated: February 22, 2006

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.